NATIONWIDE MUTUAL FUNDS

Nationwide Amundi Global High Yield Fund
Nationwide Amundi Strategic Income Fund
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard International Equities Fund
Nationwide Bailard Technology & Science Fund
Nationwide BNY Mellon Core Plus Bond ESG Fund
Nationwide BNY Mellon Dynamic U.S. Core Fund
Nationwide BNY Mellon Dynamic U.S. Equity Income
Fund (formerly, Nationwide BNY Mellon Disciplined
Value Fund)
Nationwide Bond Fund
Nationwide Bond Index Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide Global Sustainable Equity Fund

Nationwide Government Money Market Fund
Nationwide GQG US Quality Equity Fund
Nationwide Inflation-Protected Securities Fund
Nationwide International Index Fund
Nationwide International Small Cap Fund
Nationwide Janus Henderson Overseas Fund (formerly
Nationwide AllianzGI International Growth Fund)
Nationwide Loomis All Cap Growth Fund
Nationwide Loomis Core Bond Fund
Nationwide Loomis Short Term Bond Fund
Nationwide Mid Cap Market Index Fund
Nationwide NYSE Arca Tech 100 Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund
Nationwide Small Company Growth Fund
Nationwide WCM Focused Small Cap Fund

Supplement dated June 21, 2023
to the Statement of Additional Information (“SAI”) dated February 28, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Government Money Market Fund

Dreyfus, a division of BNY Mellon Investment Adviser, Inc. (“BNYMIA”), is the current subadviser to the Nationwide Government Money Market Fund (the “Fund”), a series of Nationwide Mutual Funds (the “Trust”). Dreyfus also is a division of Mellon Investments Corporation (“MIC”), which is affiliated with BNYMIA because MIC and BNYMIA are both indirect wholly-owned subsidiaries of The Bank of New York Mellon Corporation.  BNYMIA has informed the Trust that, in connection with an internal reorganization, Dreyfus will become a division of MIC only (the “Transition”). Upon the completion of the Transition, which is anticipated to occur on or about September 1, 2023, (the “Effective Date”) the Trust’s existing subadvisory agreement with BNYMIA, with respect to the Fund, will terminate and a new subadvisory agreement with MIC will become effective. It is currently anticipated that the Fund’s portfolio managers who are responsible for the day-to-day management of the Fund will remain the same following the Effective Date. It is also anticipated that there will be no material changes to the Fund’s investment objective or principal investment strategies, no reduction in the nature or level of services provided to the Fund, and no increase in the management fee payable by the Fund as a result of the engagement of MIC, through MIC’s Dreyfus division, to serve as the Fund’s subadviser.

As of the Effective Date, the SAI is amended as follows:

1.	All references to, and information regarding, BNY Mellon Investment Adviser, Inc. (“BNYMIA”) are deleted and replaced with Mellon Investments Corporation (“MIC”).

2.	The following replaces the information in the table regarding the Fund under the heading “Investment Advisory and Other Services – Subadvisers” on page 72 of the SAI:

Fund	Subadviser
Nationwide Government Money Market Fund	Dreyfus, a division of Mellon Investments Corporation

3.	The following supplements the information under the heading “Investment Advisory and Other Services – Subadvisers” on page 73 of the SAI:

Dreyfus (“Dreyfus”), a division of Mellon Investments Corporation (“MIC”), a U.S.-registered investment adviser organized under the laws of the State of Delaware, is located at 201 Washington Street, Boston, MA 02108. MIC is a wholly owned subsidiary of MBC Investments Corporation, which in turn is a wholly owned subsidiary of The Bank of New York Mellon Corporation. Dreyfus offers money market funds and strategies to U.S. and non-U.S. investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE